Exhibit (g) (i) under Form N-1A
                                             Exhibit 10 under Item 601/Reg.S-K


                                  EXHIBIT A
                       TO THE CUSTODY AGREEMENT BETWEEN
                     CCMI FUNDS AND THE FIFTH THIRD BANK



Name of Fund                                                   Date:
------------                                                   -----

CCMI Bond Fund                                             March 1, 2002
CCMI Equity Fund                                      September 12, 1996